UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2023

iMedia Brands, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IMBI	The Nasdaq Stock Market, LLC
8.50% Senior Notes due 2026	IMBIL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Decrease in the Size of the Board of Directors

On January 30, 2023, at a meeting of the board of directors (the “Board”) of iMedia Brands, Inc. (“we,” “us,” “our,” or the “Company”), the Board voted to reduce the number of members on the Board to eight.

Election of Alan Aldworth to the Board of Directors

On January 30, 2023, the Board elected Alan Aldworth to the Board to fill an existing vacancy for a term expiring at our 2023 annual meeting of shareholders. Mr. Aldworth will also serve as the chairman of our compensation committee.

Mr. Aldworth has served as a Managing Director at Alexander West Capital, LLC since August 2021 and has over 30 years of experience in leadership positions with publicly held interactive media and publishing companies. Mr. Aldworth has previously served as Chairman and CEO of ProQuest, a co-founder and President of Tribune Education, and CFO of Tribune Company Publishing Division.

Mr. Aldworth will receive our standard compensation for non-employee directors, with the cash compensation prorated to his appointment date, based on a $65,000 annual cash retainer for service on our Board. In addition, as a non-employee director, Mr. Aldworth will be eligible to receive a restricted stock unit award under our 2020 Equity Incentive Plan equal to $65,000 divided by the closing price on the date of grant, prorated for the partial year, that vests immediately prior to the next annual meeting of shareholders.

Resignation of Lisa Letizio from the Board of Directors

On January 30, 2023, Lisa Letizio voluntarily resigned from her position as a director of the Company to pursue other opportunities, effective as of the same date. There were no disagreements between Ms. Letizio and the Company that led to her resignation

Item 7.01	Regulation FD Disclosure

On January 31, 2023, we issued a press release in connection with Mr. Aldworth's appointment to the Board. Attached hereto as Exhibit 99.1 and incorporated herein by reference, is a copy of the press release. In accordance with General Instruction B.2 of Form 8-K, the information in this report under this heading, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated January 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2023	iMedia Brands, Inc.

	By:	/s/ Timothy A. Peterman
Timothy A. Peterman
Chief Executive Officer